Exelon Generation Nuclear Uprate Projects June 12, 2009 Exhibit 99.2

This presentation includes forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  The factors that could cause actual results to differ materially from these forward-looking statements include
Exelon’s ability to achieve the full additional capacity contemplated by the proposed uprates, the availability of required components and raw materials, and the timing to complete the proposed uprates and obtain required regulatory approvals as well as those discussed in (1) Exelon’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of
Financial Condition and Results of Operation and (c) ITEM 8.  Financial Statements and Supplementary
Data: Note 18;  (2) Exelon’s First Quarter 2009 Quarterly Report on Form 10-Q in (a) Part II, Other
Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements:
Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by
Exelon Corporation or Exelon Generation Company LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this communication.  Neither of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication, except as required by law.
Forward-Looking Statements

•
A successful 38-megawatt power uprate at Quad Cities in June 2009 launched a series of planned power uprates across Exelon’s nuclear fleet
•
Uprates equivalent in size of a new nuclear plant but significantly lower cost and shorter timeline
•
1,300 – 1,500 MW
•
$3.5 billion ($2,200 – 2,500 / kW)
1
through 2017
•
Positive economics, coming on-line between 2009 – 2017
•
Capitalizes on Exelon’s proven track record of executing uprates
•
Contributes to long-term asset management and equipment reliability
•
Cost-effective growth option
•
Key component of Exelon 2020 low carbon roadmap
Uprate projects on existing assets provide cost-effective growth and leverage
Exelon’s operational excellence
Exelon Generation Nuclear
Uprate Projects
1
Dollars shown are overnight cost, cost per kW are for MUR and EPU combined

MUR (Measurement Uncertainty Recapture)
Through the use of advanced techniques and more precise
instrumentation, reactor power can be more accurately calculated.
These uprates achieve up to 1.7 percent additional output. MUR uprates require NRC approval.
Categories of Nuclear Power Uprates
Uprates
Overnight
Cost
187 – 234 MW $300M
899 – 1016 MW $2,400M
237 – 266 MW $800M
EPU (Extended Power Uprate)
Through a combination of more sophisticated analysis and upgrades to plant equipment, uprates can be obtained for as much as 20 percent of original licensed power level. EPU uprates require NRC approval.
MW Recovery and Component Upgrades
Replacement of major components in the plant occur in the normal life cycle process – with newer technology, replacements result in increased efficiency. Equipment includes generators, turbines, motors and transformers. MW Recovery and Component Upgrades must conform to
NRC standards, but do not require additional NRC approval.

Project
Duration Time
2 years
3 - 5 years
2 - 3 years
~1,300 – 1,500 MW $3.5B

Exelon conducts a rigorous engineering and economic
evaluation analysis for each project at each site
Parameters
Strategic
Value
Grow
Value
Regulatory
Feasibility
Execution
Feasibility
Supports Exelon 2020
Creates additional low-carbon generation capacity
Creates long-term value
Straightforward regulatory and environmental licenses,
permits and approvals
Dedicated project management team
Proven technology design
Evaluation Parameters

Uprate MWs
1600
1400
1200
1000
800
600
400
200
0
1999-2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2009-2017

•
Exelon has substantial experience managing successful uprate projects
•
1,100 MWs of increased nuclear capacity over the past 10 years
•
Incremental 1,300 – 1,500 MWs of nuclear uprates are safe, economical and proven methods to improve efficiency and output
Track Record of Execution
Staggered execution provides for continued re-evaluation of project economics

EPUs
MURs
MW Recovery and
Component Upgrades
Maximum Potential MWs
Year Uprates Become Operational
1,100 MW
1,300 – 1,500 MW

Uprate Execution Plan
Total Uprate
Projects
2008 - 2009 2010 2011 2012 2013 2014 2015 2016 2017 2008 - 2017
$225 $350 $550 $675 $625 $725 $725 $400 $150 $4,425
Experienced project management organization in place
Engineering evaluation incorporates industry and Exelon
lessons learned
Project plan execution
•
Logically sequenced
•
Phased to leverage experience, ensure best use of
resources
•
Project offramps in place as needed to defer or cancel

Exelon has an executable, strategically sequenced, project implementation plan
1
Dollars shown are nominal, reflecting 6% escalation, in millions
1

Locations of Nuclear Power
Uprate Projects

•
Nuclear uprates span across nine plants
Exelon’s $2,200 – 2,500 / kW overnight cost for its MUR and EPU projects is better value than the cost for a nuclear new build that has been estimated as high as $4,500 / kW (2007 dollars)
Base Maximum
Case Potential
MW MW
Braidwood - MUR 34 - 42 2012
Byron - MUR 34 - 42 2012
Clinton - EPU 17 - 17 2016
Clinton - EPU 2 - 3 2010
Dresden - MW Recovery & Component Upgrades 103 - 110 2012
Dresden - MW Recovery & Component Upgrades 5 - 5 2011
Dresden - MUR 25 - 31 2014
LaSalle - MUR 32 - 40 2011
LaSalle - EPU 303 - 336 2016
Limerick - MUR 33 - 41 2011
Limerick - MW Recovery & Component Upgrades 6 - 6 2012
Limerick - EPU 306 - 340 2017
Peach Bottom - MW Recovery & Component Upgrades 25 - 32 2012
Peach Bottom - EPU 134 - 148 2015
Peach Bottom - MW Recovery & Component Upgrades 3 - 3 2014
Quad Cities - MUR 19 - 23 2013
Quad Cities - MW Recovery & Component Upgrades 95 - 110 2011
TMI - EPU 138 - 172 2016
TMI - MUR 12 - 15 2014
Total 1,323 - 1,516
Year of Operation